UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 4, 2020

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road, Suite 200, Macon, Georgia		31210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(478) 822-2801

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol(s)    Name of each exchange on which registered
Common stock, $0.0001 par value    BLBD            NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of Blue Bird Corporation (the “Company”) held on March 4, 2020, the Company’s stockholders approved the Amended and Restated 2015 Omnibus Equity Incentive Plan (the “Amendment and Restatement” or the “Incentive Plan”), which increases the number of shares of common stock reserved to and available for awards under the Incentive Plan from 3,700,000 shares to 5,200,000 shares, among other revisions. As required by Nasdaq regulations and certain federal tax laws, the Amendment and Restatement was submitted to our stockholders for approval at the annual meeting.

The Amendment and Restatement provides for two material, substantive changes from the original 2015 Omnibus Equity Incentive Plan, as follows:

(1)	To increase the number of shares of common stock reserved to and available for awards under the Incentive Plan from 3,700,000 shares to 5,200,000 shares; and

(2)	To extend the term of the Incentive Plan from the current expiration date of September 13, 2024 to December 10, 2029.

The Amendment and Restatement also corrects certain outdated, stale or incorrect references and makes certain other immaterial clarifications. A detailed description of the Incentive Plan, including the full text of the Incentive Plan attached as Appendix A, is contained in our Definitive Proxy Statement on Schedule 14A dated January 31, 2020 and filed with the Securities and Exchange Commission on January 27, 2020 (the “Definitive Proxy Statement”), under the section entitled “PROPOSAL TWO - APPROVAL OF BLUE BIRD CORPORATION AMENDED AND RESTATED 2015 OMNIBUS EQUITY INCENTIVE PLAN,” which is incorporated herein by reference.
The Incentive Plan is administered by the Compensation Committee of our Board of Directors. Under the Incentive Plan, the Committee may grant awards in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The exercise price of a share subject to a stock option may not be less than 100% of the fair market value of a share of the Company’s common stock with respect to the grant date of such stock option. The Committee in its discretion shall determine the terms of each award, including vesting schedules, forfeiture provisions, performance metrics, and the effect of certain events, such as a change in control.
In our fiscal year ended September 28, 2019, the Committee granted a total of 352,991 RSUs and options to purchase 152,505 shares of Common Stock to management employees, including our named executive officers. Information regarding specific awards made to our named executive officers under the Incentive Plan for the past three fiscal years is contained in our Definitive Proxy Statement under the section entitled “DIRECTOR AND EXECUTIVE COMPENSATION.”

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)
On March 4, 2020, the Company held its annual meeting of stockholders. The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of the record date of January 17, 2020, there were 26,780,191 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, a total of 24,002,125 shares, or 90% of the outstanding shares of common stock, were voted by proxy or in person.

(b)	The following matters were voted upon by stockholders at the annual meeting.

(1)    Proposal One - Election of Directors. Three nominees for election as directors to Class III of the Company's classified board were elected for three-year terms (until the 2023 annual meeting), with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld
Douglas Grimm	2023	22,047,276	314,262
Phil Horlock	2023	22,038,978	322,560
Connor Wentzell	2023	21,325,312	1,036,226

There were 1,640,587 broker non-votes for each nominee with respect to this matter.

The terms of the following Class I directors will continue until the 2021 annual meeting of stockholders: Gurminder S. Bedi, Kevin Penn and Alan H. Schumacher. The terms of the following Class II directors will continue until the 2022 annual meeting of stockholders: Chan W. Galbato and Kathleen M. Shaw, Ph.D.

(2)     Proposal Two - Approval of Amended and Restated 2015 Omnibus Equity Incentive Plan. Reference is hereby made to Item 5.02(e) of this Report. Proposal Two was approved, as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,508,629	826,199	26,710	1,640,587

(3)     Proposal Three - Advisory Vote to Approve Executive Compensation (“Say-on-Pay” Proposal). Proposal Three was approved, as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,191,240	132,888	37,410	1,640,587

(4)     Proposal Four - Advisory Vote on Frequency of Stockholder Vote on Executive Compensation (“Say-on-Frequency” Proposal). The “3 Years” option was approved, as follows.

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
13,239,681	3,801	9,082,153	35,903	1,640,587

(5)     Proposal Five - Ratification of Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2020. Proposal Five was approved, as follows.

Votes For	Votes Against	Abstentions
23,328,431	1,258	672,436

(c)	Not applicable.

(d)
Based upon the results of the stockholder vote on Proposal Four, the “Say-on-Frequency” Proposal, the Company intends to include a stockholder vote on the compensation of executives in its proxy materials every three years, until the next required vote on the frequency of stockholder votes on the compensation of executives as required by Section 14A(a)(2) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

Dated: March 4, 2020	By:	/s/ Paul Yousif
	Name:	Paul Yousif
	Title:	General Counsel and Corporate Treasurer